RESTRICTED CASH	6 Months Ended
Jun. 30, 2019
RESTRICTED CASH
RESTRICTED CASH

NOTE 10—RESTRICTED CASH

In May 2017, the Company opened a corporate credit card account for use by employees for travel and other business‑related expenses. To secure this credit account, the Company placed $100,000 into a collateral savings account with its financial institution and recorded the $100,000 as Restricted Cash on its Balance Sheet. The account earns 0.05% interest, which is deposited monthly into the collateral account and increases the Restricted Cash asset accordingly. The collateral account will remain restricted until the Company either closes the credit account or meets other revenue and/or cash balance criteria, as defined by the financial institution.

In January 2018, the Company opened a new corporate credit card account for use by employees for travel and other business‑related expenses. To secure this credit account, the Company placed $150,000 into a collateral savings account with its financial institution and recorded the $150,000 as Restricted Cash on its Balance Sheet. The account earns 0.25% interest, which is deposited monthly into the collateral account and increases the Restricted Cash asset accordingly. The collateral account will remain restricted until the Company either closes the credit account or meets other revenue and/or cash balance criteria, as defined by the financial institution.

In February 2018, the Company closed the corporate credit card account which had been opened in May 2017. As a result, the collateral savings account related to the credit account was closed and the $100,000 balance plus accrued interest was released to cash.